SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company’s significant accounting policies were described in Note 3 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Except for the adoption of FASB ASU No. 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”) as disclosed below, there have been no significant changes to our accounting policies as of June 30, 2023.

Revenue Recognition:

Product revenue. The Company recognizes revenue for the sale of PV modules and other equipment sales at a point in time following the transfer of control of such products to the customer, which typically occurs upon shipment or delivery depending on the terms of the underlying contracts. For module and other equipment sales contracts that contain multiple performance obligations, the Company allocates the transaction price to each performance obligation identified in the contract based on relative standalone selling prices, or estimates of such prices, and recognizes the related revenue as control of each individual product is transferred to the customer.

During the three months ended June 30, 2023 and 2022, the Company recognized product revenue of $86,385 and $627,571, respectively. During the six months ended June 30, 2023 and 2022, the Company recognized product revenue of $185,610 and $681,781, respectively.

Milestone and engineering revenue. Each milestone and engineering arrangement is a separate performance obligation. The transaction price is estimated using the most likely amount method and revenue is recognized as the performance obligation is satisfied through achieving manufacturing, cost, or engineering targets. During the three months ended June 30, 2023 and 2022, the Company recognized total milestone and engineering revenue of $14,916 and $10,000, respectively. During the six months ended June 30, 2023 and 2022, the Company recognized total milestone and engineering revenue of $39,916 and $522,000, respectively. $512,000 of the $522,000 earned in the prior period was earned from TubeSolar AG (“TubeSolar”), a related party.

Government contracts revenue. Revenue from government research and development contracts is generated under terms that are cost plus fee or firm fixed price. The Company generally recognizes this revenue over time using cost-based input methods, which recognizes revenue and gross profit as work is performed based on the relationship between actual costs incurred compared to the total estimated costs of the contract. In applying cost-based input methods of revenue recognition, the Company uses the actual costs incurred relative to the total estimated costs to determine our progress towards contract completion and to calculate the corresponding amount of revenue to recognize.

Cost based input methods of revenue recognition are considered a faithful depiction of the Company’s efforts to satisfy long-term government research and development contracts and therefore reflect the performance obligations under such contracts. Costs incurred that do not contribute to satisfying the Company’s performance obligations are excluded from the input methods of revenue recognition as the amounts are not reflective of transferring control under the contract. Costs incurred towards contract completion may include direct costs plus allowable indirect costs and an allocable portion of the fixed fee. If actual and estimated costs to complete a contract indicate a loss, provision is made currently for the loss anticipated on the contract.

No government contract revenue was recognized during the three and six months ended June 30, 2023 and 2022.

Accounts Receivable. As of June 30, 2023 and December 31, 2022, the Company had an accounts receivable, net balance of $14,916 and $1,769, respectively. As of June 30, 2023 and December 31, 2022, the Company had an allowance for doubtful accounts of $0 and $26,000, respectively.

Deferred revenue for the six months ended June 30, 2023 was as follows:

Balance as of January 1, 2023	$13,000
Additions	29,350
Recognized as revenue	(29,350)
Balance as of June 30, 2023	$13,000

Earnings per Share: Earnings per share (“EPS”) are the amount of earnings attributable to each share of common stock. Basic EPS has been computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during the period. Income available to common stockholders has been computed by deducting dividends accumulated for the period on cumulative preferred stock (whether or not earned) and deemed dividends due to down round financings from net income. For the three and six months ended June 30, 2023, income available to common stockholders was adjusted for deemed dividends due to down round financings of $11,653,986 (Note 11). Diluted earnings per share has been computed by dividing income available to common stockholders adjusted on an if-converted basis for the period by the weighted average number of common shares and potentially dilutive common share outstanding (which consist of warrants, options, restricted stock units and convertible securities using the if-converted or treasury stock method to the extent they are dilutive). Approximately 55.3 million and 2.4 million shares of dilutive shares were excluded from the three months period ended June 30, 2023 and 2022, respectively, EPS calculation as their impact is antidilutive. Approximately 56.0 million and 2.4 million shares of dilutive shares were excluded from the six months period ended June 30, 2023 and 2022, respectively, EPS calculation as their impact is antidilutive.

Net loss attributable to common shareholders for the three and six months ended June 30, 2023 was as follows:

	Three months ended	Six months ended
	June 30, 2023	June 30, 2023
Net Loss	$(3,913,472)	$(9,996,824)
Down round deemed dividend	(11,653,986)	(11,653,986)
Net Loss attributable to common shareholders	(15,567,458)	(21,650,810)
Earnings Per Share (Basic and Diluted)	(0.33)	(0.53)

Recently Adopted or to be Adopted Accounting Policies

On January 1, 2023, the Company adopted ASU 2020-06. The adoption resulted in the elimination of the beneficial conversion feature recognized on the Company’s convertible debt. The Company elected to apply the modified retrospective method to all open contracts as of January 1, 2023, and the cumulative effect of initially applying ASU 2020-06 was recognized as an adjustment to the Company’s retained earnings balance as of January 1, 2023. Comparative periods have not been restated and continue to be reported under the accounting standard in effect for those periods.

The cumulative effect of the changes made to the Company’s January 1, 2023, condensed balance sheet for the adoption of ASU 2020-06 is as follows:

	Balance at December 31, 2022	Adjustments Due to Adoption	Balance at January 1, 2023
Liabilities
Non-current convertible notes, net	$5,268,399	$3,686,243	$8,954,642
Shareholders' equity
Additional paid in capital	452,135,653	(3,795,874)	448,339,779
Accumulated deficit	(447,537,493)	109,631	(447,427,862)

The impact due to the change in accounting principle on net income and earnings per share for the three and six months ended June 30, 2023 is as follows:

	Post ASU 2020-06	Pre ASU 2020-06	Difference
Three months ended June 30, 2023
Net Loss	$(3,913,472)	$(6,687,795)	$2,774,323
Net Loss attributable to common shareholders	(15,567,458)	(18,341,781)	2,774,323
Earnings Per Share (Basic and Diluted)	(0.33)	(0.39)	(0.06)

Six months ended June 30, 2023
Net Loss	$(9,996,824)	$(14,971,111)	$4,974,287
Net Loss attributable to common shareholders	(21,650,810)	(26,625,097)	4,974,287
Earnings Per Share (Basic and Diluted)	(0.53)	(0.65)	(0.12)

Other new pronouncements issued but not effective as of June 30, 2023 are not expected to have a material impact on the Company’s condensed financial statements.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents: The Company classifies all short-term investments in interest bearing bank accounts and highly liquid debt securities purchased with an original maturity of three months or less to be cash equivalents. The Company maintains cash balances which may exceed federally insured limits. The Company does not believe this results in significant credit risk.

Inventories: All inventories are stated at the lower of cost or net realizable value, with cost determined using the weighted average method. Inventory balances are frequently evaluated to ensure they do not exceed net realizable value. The computation for net realizable value takes into account many factors, including expected demand, product life cycle and development plans, module efficiency, quality issues, obsolescence and others. Management's judgment is required to determine reserves for obsolete or excess inventory. As of December 31, 2022, and 2021, the Company had inventory reserve balances of $338,348 and $395,943, respectively. If actual demand and market conditions are less favorable than those estimated by management, additional inventory write downs may be required.

Property, Plant and Equipment: Property, plant and equipment are recorded at the original cost to the Company. Assets are being depreciated over estimated useful lives of three to 10 years using the straight-line method, as presented in the table below, commencing when the asset is placed in service. Leasehold improvements are depreciated over the shorter of the remainder of the lease term or the life of the improvements. Upon retirement or disposal, the cost of the asset disposed of and the related accumulated depreciation are removed from the accounts and any gain or loss is reflected in income. Expenditures for repairs and maintenance are expensed as incurred.

Useful Lives
in Years
Manufacturing machinery and equipment	5 - 10
Furniture, fixtures, computer hardware/software	3 - 7
Leasehold improvements	life of lease

Patents: At such time as the Company is awarded patents, patent costs are amortized on a straight-line basis over the legal life on the patents, or over their estimated useful lives, whichever is shorter. As of December 31, 2022, and 2021, the Company had net patent costs of $79,983 and $86,595, respectively. Of these amounts $25,847 and $45,015 represent costs net of amortization incurred for awarded patents, and the remaining $54,136 and $41,580 represents costs incurred for patent in process applications as of December 31, 2022 and 2021, respectively. During the years ended December 31, 2022 and 2021, the Company capitalized $12,556 and $0 in patent costs, respectively, as it worked to secure design rights and trademarks for newly developed products. Amortization expense was $19,168 and $37,891 for the years ended December 31, 2022 and 2021, respectively.

During the year ended December 31, 2021, the Company concluded that certain expired patents were not curable and certain patents in process would not be granted. As such, during the year ended December 31, 2021, the Company wrote off the remaining book value of these assets and recorded a charge of $297,702 in Other income/(expense) in the Statement of Operations.

As of December 31, 2022, future amortization of patents is expected as follows:

2023	$19,168
2024	6,493
2025	186
$25,847

Impairment of Long-lived Assets: The Company analyzes its long-lived assets (property, plant and equipment) and definitive-lived intangible assets (patents) for impairment, both individually and as a group, whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. Events that might cause impairment would include significant current period operating or cash flow losses associated with the use of a long-lived asset or group of assets combined with a history of such losses, significant changes in the manner of use of assets and significant negative industry or economic trends. An undiscounted cash flow analysis is calculated to determine if impairment exists. If impairment is determined to exist, any related loss is calculated using the difference between the fair value and the carrying value of the assets. During the years ended December 31, 2022 and 2021, the Company did not incur impairments of its manufacturing facilities and equipment.

Equity Method Investment: The Company accounts for its investments in stock of other entities over which the Company has significant influence, but not control, using the equity method of accounting. Under the equity method of accounting, the Company increases its investment for contributions made and records its proportionate share of net earnings, declared dividends and partnership distributions based on the most recently available financial statements of the investee. The Company re-evaluates the classification at each balance sheet date and when events or changes in circumstances indicate that there is a change in the Company’s ability to exercise significant influence. The Company evaluates its equity method investments for potential impairment whenever events or changes in circumstances indicate that there is an other-than-temporary decline in the value of the investment. Declines in fair value that are deemed to be other-than-temporary are charged to Other income (expense), net.

Related Party Payables: The Company accounts for fees due to board members in the related party payables account on the Balance Sheets.

Convertible Notes: The Company issues, from time to time, convertible notes. Refer to Note 12 for further information.

Convertible Preferred Stock: The Company evaluates its preferred stock instruments under FASB ASC 480, "Distinguishing Liabilities from Equity" to determine the classification, and thereby the accounting treatment, of the instruments. Refer to Notes 13 and 14 for further discussion on the classification of each instrument.

Derivatives: The Company evaluates its financial instruments under FASB ASC 815, "Derivatives and Hedging" to determine whether the instruments contain an embedded derivative. When an embedded derivative is present, the instrument is evaluated for a fair value adjustment upon issuance and at the end of every reporting period. Any adjustments to fair value are treated as gains and losses in fair values of derivatives and are recorded in the Statements of Operations. Refer to Note 10 for further discussion on embedded derivatives.

Product Warranties: The Company provides a limited warranty to the original purchaser of products against defective materials and workmanship. The Company also guarantees that standalone modules and PV integrated consumer electronics will achieve and maintain the stated conversion efficiency rating for certain products. Warranty accruals are recorded at the time of sale and are estimated based upon product warranty terms, historical experience and analysis of peer company product returns. The Company assesses the adequacy of its liabilities and makes adjustments as necessary based on known or anticipated warranty claims, or as new information becomes available.

Leases: The Company determines if an arrangement is a lease or contains a lease at the inception of the contract. The Company accounts for non-lease components, such as certain taxes, insurance and common area maintenance, separate from the lease arrangement. Operating lease liabilities, which represent the Company’s obligation to make lease payments arising from the lease, and corresponding Operating lease right-of-use assets, which represent the Company’s right to use an underlying asset for the lease term, are recognized at the commencement date of the lease based on the present value of fixed future payments over the lease term. The Company utilizes the lease term for which it is reasonably certain to use the underlying asset, including consideration of options to extend or terminate the lease. Incentives received from landlords are recorded as a reduction to the lease right-of-use assets. The Company does not recognize lease right-of-use assets and corresponding lease liabilities for leases with initial terms of 12 months or less.

The Company calculates the present value of future payments using the discount rate implicit in the lease, if available, or its incremental borrowing rate. The incremental borrowing rate is the rate of interest that a lessee would have to pay to borrow on a collateralized basis over a similar term at an amount equal to the lease payments in a similar economic environment. In determining the Company's operating lease right of use assets and operating lease liabilities, the Company applied these incremental borrowing rates to the minimum lease payments within the lease agreement.

Revenue Recognition:

Product revenue. The Company recognizes revenue for the sale of PV modules and other equipment sales at a point in time following the transfer of control of such products to the customer, which typically occurs upon shipment or delivery depending on the terms of the underlying contracts. For module and other equipment sales contracts that contain multiple performance obligations, the Company allocates the transaction price to each performance obligation identified in the contract based on relative standalone selling prices, or estimates of such prices, and recognize the related revenue as control of each individual product is transferred to the customer.

During the years ended December 31, 2022 and 2021, the Company recognized product revenue of $694,286 and $607,783, respectively. For the years ended December 31, 2022 and 2021, one customer’s revenue individually represented 82% and 83%, respectively, of the Company’s product total revenue.

Milestone and engineering revenue. Each milestone and engineering arrangement is a separate performance obligation. The transaction price is estimated using the most likely amount method and revenue is recognized as the performance obligation is satisfied through achieving manufacturing, costs or engineering targets. During the year ended December 31, 2022, the Company recognized total milestone revenue of $528,500. The Company did not have Milestone and engineering revenue during the year ended December 31, 2021.

 Government contracts revenue. Revenue from government research and development contracts is generated under terms that are cost plus fee or firm fixed price. The Company generally recognizes this revenue over time using cost-based input methods, which recognize revenue and gross profit as work is performed based on the relationship between actual costs incurred compared to the total estimated costs of the contract. In applying cost-based input methods of revenue recognition, we use the actual costs incurred relative to the total estimated costs to determine our progress towards contract completion and to calculate the corresponding amount of revenue to recognize.

Cost based input methods of revenue recognition are considered a faithful depiction of our efforts to satisfy long-term government research and development contracts and therefore reflect the performance obligations under such contracts. Costs incurred that do not contribute to satisfying the Company's performance obligations are excluded from our input methods of revenue recognition as the amounts are not reflective of transferring control under the contract. Costs incurred towards contract completion may include direct costs plus allowable indirect costs and an allocable portion of the fixed fee. If actual and estimated costs to complete a contract indicate a loss, provision is made currently for the loss anticipated on the contract.

No government contract revenue was recognized for the years ended December 31, 2022 and 2021.

As a practical expedient, the Company elects to exclude disclosures related to certain unsatisfied performance obligations. These performance obligations include the milestone performance obligations which are wholly unsatisfied as of December 31, 2022.

Receivables and Allowance for Doubtful Accounts: Trade accounts receivable are recorded at the invoiced amount as the result of transactions with customers. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The Company estimates the collectability of accounts receivable using analysis of historical bad debts, customer creditworthiness and current economic trends. Reserves are established on an account-by-account basis and are written off against the allowance in the period in which the Company determines that is it probable that the receivable will not be recovered.

The Company bills the government under cost-based research and development contracts at provisional billing rates which permit the recovery of indirect costs. These rates are subject to audit on an annual basis by the government agencies’ cognizant audit agency. The cost audit may result in the negotiation and determination of the final indirect cost rates. In the opinion of management, re-determination of any cost-based contracts will not have a material effect on the Company’s financial position or results of operations.

As of December 31, 2022 and 2021, the Company had an accounts receivable, net balance of $1,769 and $49,250, respectively. As of December 31, 2022 and 2021, the Company had an allowance for doubtful accounts of $26,000 and $26,000, respectively.

The payment terms and conditions in customer contracts vary. Customers required to prepay are represented by deferred revenues, included in Accrued Liabilities on the Balance Sheets, until the Company’s performance obligations are satisfied. Invoiced customers are typically required to pay within 30 days of invoicing. Deferred revenue was as follows:

Balance as of January 1, 2021	$307,500
Additions	22,500
Recognized as revenue	(307,500)
Balance as of December 31, 2021	22,500
Additions	229,813
Recognized as revenue	(239,313)
Balance as of December 31, 2022	$13,000

Shipping and Handling Costs: The Company classifies shipping and handling costs for products shipped to customers as a component of “Cost of revenues” on the Company’s Statements of Operations. Customer payments of shipping and handling costs are recorded as a component of Revenues.

Share-Based Compensation: The Company measures and recognizes compensation expense for all share-based payment awards made to employees, officers, directors, and consultants based on estimated fair values. The value of the portion of the award that is ultimately expected to vest, net of estimated forfeitures, is recognized as expense on a straight-line basis, over the requisite service period in the Company’s Statements of Operations. Forfeitures are estimated at the time of grant and revised, as necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company estimates the fair value of its restricted stock awards as its stock price on the grant date.

Research, Development and Manufacturing Operations Costs: Research, development and manufacturing operations expenses were $5,975,921 and $4,140,319 for the years ended December 31, 2022 and 2021, respectively. Research, development and manufacturing operations expenses include: 1) technology development costs, which include expenses incurred in researching new technology, improving existing technology and performing federal government research and development contracts, 2) product development costs, which include expenses incurred in developing new products and lowering product design costs, and 3) pre-production and production costs, which include engineering efforts to improve production processes, material yields and equipment utilization, and manufacturing efforts to produce saleable product. Research, development and manufacturing operations costs are expensed as incurred, with the exception of costs related to inventoried raw materials, work-in-process and finished goods, which are expensed as cost of revenue as products are sold.

Marketing and Advertising Costs: Marketing and advertising costs are expensed as incurred. Marketing and advertising expenses were $7,605 and $8,912 for the years ended December 31, 2022 and 2021, respectively.

Income Taxes: Deferred income taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates as of the date of enactment. Interest and penalties, if applicable, would be recorded in operations.

The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years (2019-2022) in these jurisdictions. The Company believes its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain income tax positions have been recorded.

Earnings per Share: Earnings per share (“EPS”) are the amount of earnings attributable to each share of common stock. Basic EPS has been computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during the period. Income available to common stockholders includes dividends on cumulative preferred stock (whether or not earned). Diluted earnings per share have been computed by dividing net income adjusted on an if-converted basis for the period by the weighted average number of common shares and potentially dilutive common share outstanding (which consist of options and convertible securities using the treasury stock method or the if-converted method, as applicable, to the extent they are dilutive).

Approximately 1.4 million dilutive shares and 3.9 million warrants for the year ended December 31, 2022 and approximately 28.2 million dilutive shares for the year ended December 31, 2021 were omitted because they were anti-dilutive.

Fair Value Estimates: Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses fair value hierarchy based on three levels of inputs, of which, the first two are considered observable and the last unobservable, to measure fair value:

•	Level 1 – Quoted prices in active markets for identical assets or liabilities.
•	Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
•	Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Certain long-lived assets and current liabilities have been measured at fair value on a recurring and non-recurring basis. The carrying amount of our long-term debt outstanding approximates fair value because the Company's current borrowing rate does not materially differ from market rates for similar bank borrowings and are considered to be Level 2. The carrying value for cash and cash equivalents, accrued expenses and other assets and liabilities approximate their fair values due to their short maturities.

Reclassifications: Certain prior year balances have been reclassified to conform to current year presentation. Specifically, prior year accrued expenses was disaggregated to conform to the current year presentation.

Recently Issued Accounting Standards

In August 2020, the FASB issued ASU No. 2020-06, Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging Contracts in Entity s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity s Own Equity. ASU 2020-06 will simplify the accounting for convertible instruments by reducing the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. ASU 2020-06 also amends the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. ASU 2020-06 will be effective for smaller reporting public companies for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Management is evaluating the impact of this ASU on the Company’s financial statement presentation.

Other new pronouncements issued but not effective as of December 31, 2022 are not expected to have a material impact on the Company’s financial statements.